UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                        April 21, 2005 (April 18, 2005)


                         SkyTerra Communications, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-13865              23-2368845
(State or Other Jurisdiction        (Commission File         (IRS Employer
      of Incorporation)                  Number)          Identification Number)


            19 West 44th Street, Suite 507, New York, New York 10036 (Address of principal executive offices, including zip code)


                                 (212) 730-7540
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

      On April 18, 2005, the Board of Directors of SkyTerra Communications, Inc. (the "Company") notified Deloitte & Touche LLP ("Deloitte & Touche") that it had been appointed to serve as the Company's independent auditors, and notified KPMG LLP ("KPMG") that it had been dismissed as the Company's independent auditors, effective immediately. The appointment of Deloitte & Touche and the dismissal of KPMG were recommended by the Audit Committee and approved by the Board of Directors. On April 21, 2005, the Company executed an engagement letter with Deloitte & Touche.

      KPMG's audit reports on the Company's financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the two years ended December 31, 2004 and for the subsequent interim period through the effective date of KPMG's dismissal, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its audit report. There were no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, which have occurred during the two years ended December 31, 2004 or for the subsequent interim period through the effective date of KPMG's dismissal.

     During the two years ended December 31, 2004, and from December 31, 2004 through the engagement of Deloitte & Touche as the Company's independent auditors, neither the Company nor anyone on its behalf has consulted Deloitte & Touche with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either (i) the subject of a disagreement with KPMG on accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its report, or (ii) a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

      The Company provided KPMG with a copy of the foregoing disclosures. A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

 (c) Exhibits.

           Number                      Description
           ------                      -----------
           16.1        -   Letter of KPMG LLP dated April 21, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  April 21, 2005                    By:   /s/ CRAIG J. KAUFMANN
                                             ----------------------------------
                                              Name:  Craig J. Kaufmann
                                              Title: Controller and Treasurer